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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 August 15, 1996
          ____________________________________________________________

                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
          ____________________________________________________________

             (Exact name of Registrant as specified in its charter)



  New York                           1-3157                      13-0872805
  --------                           ------                      ----------
 (State of                         Commission                   (IRS Employer
Incorporation)                        File                      Identification
                                                                    Number)


                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of principal executive offices)


                                  914-397-1500
                                  ------------
                          (Registrant's telephone No.)

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ITEM I.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM II.    ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM III.   BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM IV.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            N/A

ITEM V.     OTHER EVENTS

            On August 15, 1996, International Paper Company
            (the "Company") entered into an Agency Agree-ment with CS First Boston Corporation, Merrill
            Lynch & Co., Merrill Lynch, Pierce, Fenner &
            Smith Incorporated, J.P. Morgan Securities Inc.
            and Morgan Stanley & Co. Incorporated in con-nection with the issuance and sale from time to time of up to U.S. $975,000,000 of its Medium
            Term Notes, Series F.

ITEM VI.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

            N/A

ITEM VII.   FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial Statements:

            N/A

            (b)  Pro Forma Financial Information:

            N/A


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            (c)  Exhibits:

                  1(a)    Agency Agreement dated August 15,
                          1996 among International Paper Com-
                          pany and CS First Boston Corpora-
                          tion, Merrill Lynch & Co., Merrill
                          Lynch, Pierce, Fenner & Smith In-
                          corporated, J.P. Morgan Securities
                          Inc. and Morgan Stanley & Co. In-
                          corporated in connection with the
                          issuance and sale and sale from
                          time to time of up to $975,000,000
                          of its Medium Term Notes, Series F.

ITEM VIII.        CHANGES IN FISCAL YEAR

            N/A


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERNATIONAL PAPER COMPANY
                                    (Registrant)

Date:  August 15, 1996               /s/ Carol Berardi
                                     -----------------
       Purchase, NY


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                                  EXHIBIT INDEX

                                                                            Page
                                                                            ----

      1(a) Agency Agreement dated August 15, 1996 among In-ternational Paper Company and CS First Boston Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorpo-rated in connection with the issuance and sale from time to time of up to $975,000,000 of its Medium Term Notes, Series F.


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